EXHIBIT 99.01

                             JOINT FILER INFORMATION

Designated Filer:                   Cornelis J.M. Borst
Issuer & Ticker Symbol:             Lithium Technology Corporation (LTHU.OB)
Date of Event
   Requiring Statement:             04/28/2008



                            /s/ Cornelis J.M. Borst
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                            BAUKE BAKHUIZEN, by Cornelis J.M. Borst,
                            Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
                            ---------------------------------------------------
                            CORNELIS J.M. BORST


                            BOVER B.V.


                            By:   /s/ Cornelis J.M. Borst
                                  ---------------------------------------------
                                  Name:       Cornelis J.M. Borst
                                  Title:      Managing Director


                            /s/ Cornelis J.M. Borst
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                            BENNO J.G. DE LEEUW, by Cornelis J.M. Borst,
                            Attorney-in-Fact


                            BENNO DE LEEUW HOLDING B.V.


                            By:   /s/ Cornelis J.M. Borst
                                  ---------------------------------------------
                                  Name:       Cornelis J.M. Borst
                                  Title:      Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
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                            ROBERT L.O. DU CHATENIER, by Cornelis J.M. Borst,
                            Attorney-in-Fact


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                            CHADMIN B.V.


                            By:   /s/ Cornelis J.M. Borst
                                  ---------------------------------------------
                                  Name:       Cornelis J.M. Borst
                                  Title:      Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
                            ---------------------------------------------------
                            J.F.G.M. HEERSCHAP, by
                            Cornelis  J.M.  Borst,
                            Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
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                            CORNELIS L.M. MEEUWIS, by Cornelis J.M. Borst,
                            Attorney-in-Fact


                            DREAMWEAVER B.V.


                            By:   /s/ Cornelis J.M. Borst
                                  ---------------------------------------------
                                  Name:       Cornelis J.M. Borst
                                  Title:      Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
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                            JOHANNES C.L. MOL, by Cornelis J.M. Borst,
                            Attorney-in-Fact


                            GREEN DESERT N.V.


                            By:   /s/ Cornelis J.M. Borst
                                  ---------------------------------------------
                                  Name:       Cornelis J.M. Borst
                                  Title:      Attorney-in-Fact


                            /s/ Cornelis J.M. Borst
                            ---------------------------------------------------
                            WALTER J.M. VAN DER MEE, by Cornelis J.M. Borst, Attorney-in-Fact